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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Post-Effective Amendment to Registration Statement No. 33-13901, and in Registration Statement Nos. 33-73696, 33-73698, 33-73700, 333-17349, 333-17351, 333-50356, 333-75388 and
333-75391 of Barr Laboratories, Inc. on Form S-8 of our report dated August 9, 2002, appearing in this Annual Report on Form 10-K of Barr Laboratories, Inc. for the year ended June 30, 2002.

DELOITTE & TOUCHE LLP

Stamford, Connecticut
August 26, 2002